UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania
(Address of principal executive office)

19020
(Zip Code)

Registrant's telephone number, including area code: (215) 639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ☐ )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( ☐ )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( ☐ )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( ☐ )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HCSG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Healthcare Services Group, Inc. (the "Company") renewed an existing line of credit through the execution of an Amended Credit Agreement dated November 22, 2022 (the “New Credit Facility”), by and among the Company, the several banks and other financial institutions or entities that are from time to time parties thereto (the “Lenders”), and PNC Bank, National Association, as administrative agent (the “Administrative Agent”). The New Credit Facility, which matures on November 22, 2027 provides for a five-year unsecured revolving loan facility in the aggregate amount of $300 million with, at the Company's option, the ability to increase the revolving loan commitments to an aggregate amount not to exceed $500 million. The New Credit Facility permits up to $50 million of the revolving loan facility to be borrowed as swingline loans and up to $125 million of the revolving loan facility to fund letters of credit. The Company will borrow under the New Credit Facility for general corporate purposes.

The New Credit Facility amends the Company’s existing $475 million Revolving Credit Facility, dated December 21, 2018 (the "Previous Credit Facility"), which was scheduled to expire on December 21, 2023. The New Credit Facility amends the Previous Credit Facility to, among other things, change the benchmark rate from the London Interbank Offered Rate ("LIBOR") to the secured overnight financing rate as administered by the Federal Reserve Bank of New York ("SOFR").
The foregoing description of the New Credit Facility is not complete and is qualified in its entirety by reference to the full terms and conditions of the New Credit Facility, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

( a )    Not applicable
( b )    Not applicable
( c )    Not applicable
( d )    Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Description
10.1	$300,000,000 Amended Credit Agreement, dated as of November 22, 2022*
104	Cover page Interactive Data File (embedded within the Inline XBRL document)
*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: November 28, 2022	By:	/s/ Andrew M. Brophy
Name: Andrew M. Brophy Title: Vice President, Controller & Principal Accounting Officer